      As filed with the Securities and Exchange Commission on April 8, 2002

================================================================================

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     Information required in Proxy Statement

                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant   [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material under Rule 14a-12

                           TRAVELERS SERIES FUND INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
       ------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
         (1)   Title of each class of securities to which transaction applies:

               ----------------------------------------------------------------
         (2)   Aggregate number of securities to which transaction applies:

               ----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               ----------------------------------------------------------------
         (4)   Proposed maximum aggregate value of transaction:

               ----------------------------------------------------------------
         (5)   Total fee paid:

               ----------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)   Amount Previously Paid:

               ----------------------------------------------------------------
         (2)   Form, Schedule or Registration Statement No.:

               ----------------------------------------------------------------
         (3)   Filing Party:

               ----------------------------------------------------------------
         (4)   Date Filed:

               ----------------------------------------------------------------

                          TRAVELERS SERIES FUND INC.
                               on behalf of its
                   SALOMON BROTHERS STRATEGIC BOND PORTFOLIO
            (FORMERLY SALOMON BROTHERS GLOBAL HIGH YIELD PORTFOLIO)
                               125 Broad Street
                           New York, New York 10004

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

   Please take notice that a Special Meeting of Shareholders ("Special Meeting") of Travelers Series Fund Inc. (the "Fund"), on behalf of its Salomon Brothers Strategic Bond Portfolio (formerly Salomon Brothers Global High Yield Portfolio) (the "Portfolio"), will be held at Salomon Smith Barney Inc., 125 Broad Street, New York, New York 10004 on June 7, 2002, at 10:00 a.m., local time, for the following purposes:

      (1) To approve a change in the investment objective of the Portfolio; and

      (2) To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

   The appointed proxies, in their discretion, will vote on any other business as may properly come before the Special Meeting or any adjournments thereof. Shares of the Portfolio ("Shares") have been purchased at your direction by your insurance company (the "Insurance Company") through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a "variable contract"). Your Insurance Company, as the legal owner of those separate accounts, has been asked to approve the Proposal. You, as an owner of a variable contract that has an interest in one or more of those separate accounts ("Contract Owner"), are being asked by your Insurance Company for instructions as to how to vote the shares of the Portfolio that are attributable to your variable contract. The separate accounts will vote all their Shares in the same proportion as the voting instructions actually received from Contract Owners. The enclosed proxy card will serve as the voting instruction form (the "proxy") by which the Contract Owner instructs the voting of the Portfolio Shares attributable to his or her variable contract.

   Shareholders of record on April 11, 2002 are entitled to vote at the Special Meeting and any adjournment thereof. Contract Owners of record on April 11, 2002 have the right to instruct their insurance company how to vote the Shares that are attributable to their variable contracts. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal with respect to which the meeting is to be adjourned and will vote against any such adjournment those proxies to be voted against such proposal.

                            By order of Board of Directors,

                            Christina T. Sydor
                            Secretary
April   , 2002

                               -----------------

   CONTRACT OWNERS WHO HAVE A VOTING INTEREST IN ACCOUNTS HOLDING SHARES OF THE PORTFOLIO AND SHAREHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING. ANY SUCH CONTRACT OWNERS OR SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET) WHICH NEEDS NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Portfolio involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

 Registration                                            Valid Signature
 ------------                                      ---------------------------
 Corporate Accounts
  (1) ABC Corp.................................... ABC Corp.
  (2) ABC Corp.................................... John Doe, Treasurer
  (3) ABC Corp. c/o John Doe, Treasurer........... John Doe
  (4) ABC Corp. Profit Sharing Plan............... John Doe, Director

 Fund Accounts
  (1) ABC Fund.................................... Jane B. Doe, Director
  (2) Jane B. Doe, Director u/t/d 12/28/78........ Jane B. Doe

 Custodial or Estate Accounts
  (1)John B. Smith, Cust. f/b/o John B. Smith, Jr.
      UGMA........................................ John B. Smith
  (2) Estate of John B. Smith..................... John B. Smith Jr., Executor

                          TRAVELERS SERIES FUND INC.
                               on behalf of its
                   SALOMON BROTHERS STRATEGIC BOND PORTFOLIO
            (FORMERLY SALOMON BROTHERS GLOBAL HIGH YIELD PORTFOLIO)
                               125 Broad Street
                           New York, New York 10004

                               -----------------

                                PROXY STATEMENT

                               -----------------

                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 7, 2002

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Travelers Series Fund Inc. (the "Fund"), on behalf of its Salomon Brothers Strategic Bond Portfolio (formerly Salomon Brothers Global High Yield Portfolio) (the "Portfolio"), for use at the Special Meeting of Shareholders of the Portfolio, to be held at Salomon Smith Barney Inc., 125 Broad Street, New York, New York 10004 on June 7, 2002 at 10:00 a.m., local time, and at any and all adjournments thereof (the "Special Meeting").

   The Board, on behalf of the Portfolio, is furnishing this Proxy Statement in connection with the solicitation of proxies for the Special Meeting, at which the shareholders will be asked to consider and approve one Proposal (as described below).

   Shares of the Portfolio ("Shares") have been purchased at your direction by your insurance company (the "Insurance Company") through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a "variable contract"). Your Insurance Company, as the legal owner of those separate accounts, has been asked to approve a change in the investment objective of the Portfolio (the "Proposal"). You, as an owner of a variable contract that has an interest in one or more of those separate accounts ("Contract Owner"), are being asked by your Insurance Company for instructions as to how to vote the shares of the Portfolio that are attributable to your variable contract.

   This Proxy Statement, the Notice of Special Meeting and the proxy card (also serving as the voting instruction form) are being mailed to Contract Owners as of the close of business on April 11, 2002 (the "Record Date"). The Contract Owners shall instruct the Insurance Companies how to vote the shares held by the separate accounts in which the Contract Owners have an interest. The Insurance Companies, then, will vote all of the Portfolio's shares in accordance with instructions received from the Contract Owners. The Insurance Companies intend to vote all shares for which no timely instructions are received in proportion to the instructions that are received from the other Contract Owners. Proxy cards that are properly executed and returned but that have no voting designation with respect to the Proposal will be voted "FOR" the Proposal. Each full share is entitled to one vote, and any fractional share is entitled to a fractional vote. Only Portfolio shareholders as of the Record Date will be entitled to notice of and to vote at the Special Meeting. The number of full and fractional votes for which a Contract Owner is entitled to provide voting instructions is set forth on the enclosed proxy card(s).

Cost of Solicitation

   The costs and expenses incurred in connection with the solicitation of proxies on behalf of the Portfolio for use at the Special Meeting, including the costs of preparing, printing, and mailing, and reasonable expenses of outside counsel will be paid by Travelers Investment Adviser Inc. or its affiliates. The Portfolio's shareholders and underlying contract owners will bear no cost or expenses in connection with the solicitation.

   Contract Owners may vote (1) by phone: call the toll-free number listed on the proxy card and follow the automated instructions. You will need the control number located on your proxy card; (2) by mail: simply enclose the executed proxy card in the postage-paid envelope found within the proxy package; (3) by
Internet: access the website listed on the proxy card. You will need the control number located on the proxy card; and (4) by fax: dial the toll-free number listed on the proxy card. You will need the control number located on the proxy card. If the Fund records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time, before they are voted as described below.

   Any shareholder of the Portfolio giving a proxy has the power to revoke it by submitting a written notice of revocation to the Portfolio or by attending the Special Meeting and voting in person. Variable contract owners may revoke previously submitted voting instructions given to an insurance company at any time prior to the Special Meeting by submitting to the insurance company a written notice of revocation. All properly executed proxies and voting instruction forms received in time for the Special Meeting will be voted as specified on the proxy or voting instruction form or, if no specification is made, in favor of the Proposal referred to in this Proxy Statement.

Quorum

   The holders of one-third of the outstanding shares entitled to vote of the Portfolio present in person or by proxy shall constitute a quorum at any meeting of shareholders for the transaction of business. A shareholder vote may be taken with respect to the Portfolio on some or all matters if a quorum is present and sufficient votes have been received for approval.

   If the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Portfolio's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against that Proposal.

   For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present but which have not been voted.

Vote Required to Approve the Proposal

   The Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio. The term "majority of the outstanding voting securities," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Portfolio present at the Special Meeting in person or by proxy, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Portfolio. Abstentions are votes that are present at the Special Meeting and will have the effect of a "no" vote on the Proposal.

   All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon. Proxies, if properly executed, received prior to the Special Meeting on which no vote is indicated will be voted "for" the Proposal.

   Each Contract Owner has the right to direct the votes of that number of Shares determined by multiplying the total number of Shares outstanding on the Record Date by a fraction, the numerator of which is the number of units held for such Contract Owner in the Portfolio and the denominator of which is the total number of units of the Portfolio outstanding on the Record Date. Units reflect the Contract Owner's participation in the variable contracts, while Shares reflect an insurance company's ownership interest in the Portfolio. The value of units is based on the net asset value of the underlying Portfolio adjusted for separate account fees. If proper instructions are not timely received from a Contract Owner, the Shares with respect to which the Contract Owner has the right to direct votes will be voted by their insurance company in the same proportion as those Shares for which proper instructions were received from other Contract Owners. In addition, an insurance company will vote the Shares for which they have voting rights in the same proportion as those Shares for which they have received proper instructions. Holders of record of the Shares of the Portfolio at the close of business on the Record Date, as to any matter on which they are entitled to vote, will be entitled to one vote per Share on all business of the Special Meeting. As of the Record Date, there were outstanding Shares of the Portfolio.

   Listed below are the name, address and Share ownership of each person known to the Portfolio to own 5% or more of the Shares of the Portfolio as of the Record Date. The type of ownership of each person listed below is record ownership.

                  Name and Address        Percentage Ownership
                  [INSURANCE COMPANY]....
                     Owned        shares.

   Because all Shares of the Portfolio are owned of record by variable contracts as of the Record Date, the officers and Directors of the Fund as a group owned none of the Portfolio's outstanding Shares.

   The Portfolio provides periodic reports to all of its shareholders, which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Portfolio and a copy of any more recent semiannual report, without charge, by calling the Portfolio at (800) 451-2010 or by writing to the Portfolio, c/o Travelers Series Fund Inc., 125 Broad Street, New York, New York, 10004.

                                 PROPOSAL ONE:

       APPROVAL OF A CHANGE IN THE INVESTMENT OBJECTIVE OF THE PORTFOLIO

   The Board is submitting for approval by shareholders of the Portfolio a proposal to change the investment objective of the Portfolio. The Board approved changing the Portfolio's investment objective which will allow the Portfolio to use a more flexible investment strategy in seeking to achieve the best performance for the Portfolio. The Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval.

Current Investment Objective and Proposed New Investment Objective

   The current investment objectives of the Portfolio are:

      "Primary: High current income. Secondary: Capital appreciation"

   The proposed new investment objective of the Portfolio is:

      "Total return."

   To achieve the proposed investment objective, if approved by shareholders, it is expected that the Portfolio will invest primarily in a globally diverse portfolio of fixed income securities. The manager will have broad discretion to allocate the Portfolio's assets among the following segments of the global market for fixed income securities:

    .  U.S. government obligations;

    .  investment and non-investment grade U.S. and Non-U.S. corporate debt;

    .  mortgage and asset-backed securities; and

    . investment and non-investment grade sovereign debt, including issuers in emerging markets.

   Currently, the Portfolio limits to 50% of the value of the Portfolio's assets that may be invested in bonds that are rated below investment grade. Under the proposed objective, there would be no limit on holdings of these lower quality instruments.

   The Portfolio's other investment strategies and policies, such as its nondiversification status, the ability to invest in emerging markets securities and sovereign government and supranational debt, will remain unchanged under the proposed new investment objective.

Discussion of Proposed Change

   Under the new investment objective, the manager will no longer need to consider high current income as the primary goal and capital appreciation as secondary goal when selecting securities for the Portfolio. This more flexible investment strategy affords an opportunity to achieve better performance for the Portfolio. However, there is no assurance that the Portfolio will achieve its investment objective.

   Consistent with this recognition that total return (that is, a combination of income and capital appreciation) is the more desirable objective, the manager may invest without limit in investment grade fixed income securities as well as high yield fixed income securities. The Portfolio will invest in fixed income securities across a range of credit qualities and may invest a substantial portion of the Portfolio's assets in obligations rated below investment grade by a recognized rating agency, or, if unrated, of equivalent quality as determined by the manager. As described in the Portfolio's current prospectus and statement of additional information, the lower quality securities are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

   The Board reviewed material presented by management in connection with the Proposal and approved the Proposal by unanimous written consent on March 29, 2002. For the reasons described above, the Board believes that the proposed change is in the best interests of shareholders and recommends that shareholders approve the proposed change.

   In addition, the Board approved a change in the Portfolio's name from Salomon Brothers Strategic Bond Portfolio to "Salomon Brothers Strategic Total Return Bond Fund" coincident with shareholder approval of the Proposal.

Required Vote

   As noted above, approval of the Proposal requires the affirmative vote of "a majority of the outstanding voting securities" of the Portfolio, as defined in the 1940 Act.

THE BOARD OF DIRECTORS OF THE PORTFOLIO, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                            ADDITIONAL INFORMATION

Proposals of Shareholders

   The Portfolio does not hold regular shareholder meetings. Shareholders and Contract Owners wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this Proxy Statement. Proposals must be received within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Shareholders' Request for Special Meeting

   Shareholders holding at least 10% of the Fund's outstanding voting securities may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board member of the Fund. Meetings of shareholders for any other purpose also shall be called by the Board members when requested in writing by shareholders holding at least 10% of the votes entitled to be cast at the meeting upon payment by such shareholders to the Fund of the reasonably estimated cost of preparing and mailing a notice of the meeting.

Other Matters To Come Before the Special Meeting

   The Portfolio does not intend to present any other business at the Special Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

   IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. CONTRACT OWNERS WHO HAVE A VOTING INTEREST IN ACCOUNTS HOLDING SHARES OF THE PORTFOLIO AND SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET).

                              By order of the Board of Directors,

                              Christina T. Sydor
                              Secretary

Dated: April   , 2002

                               FORM OF PROXY CARD

                           TRAVELERS SERIES FUND INC.
                                on behalf of its
                    SALOMON BROTHERS STRATEGIC BOND PORTFOLIO
          (FORMERLY SALOMON BROTHERS GLOBAL HIGH YIELD BOND PORTFOLIO)

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

     Special Meeting of Shareholders to be held on June 7, 2002 at 10 a.m.

The undersigned holder of shares of the Salomon Brothers Strategic Bond Portfolio (formerly Salomon Brothers Global High Yield Bond Portfolio) (the "Portfolio") referenced above hereby appoints Heath B. McLendon, Lewis E. Daidone, Christina T. Sydor and Judith C. Loomis, attorneys, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at Salomon Smith Barney Inc., 125 Broad Street, New York, New York 10004 on June 7, 2002 at 10 a.m. and at any adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL.

This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each, a "Contract") instructs the voting of the Portfolio shares attributable to his or her Contract.

VOTE VIA FACSIMILE:
VOTE VIA INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
VOTE VIA TELEPHONE:

CONTROL NUMBER:

Date: ___________________________ 2002
PLEASE SIGN IN BOX BELOW

Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator Director, guardian or corporate officer, please give your full title:

--------------------------------------
Signature(s) Title(s), if applicable

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF TRAVELERS SERIES FUND INC.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.

(1)  To approve a change in the investment objective of the Portfolio.

     For                Against                  Abstain


NOTE YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE